UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                    ----------

                                     FORM 8-K

                                  CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of The
                       Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): November 18, 2004

                                    GCI, INC.
              (Exact Name of Registrant as Specified in its Charter)

    Alaska                          0-5890                          91-1820757
---------------               ----------------------               ------------
(State or other              (Commission File Number)             (IRS Employer
jurisdiction of                                                   Identification
incorporation)                                                        No.)

      2550 Denali Street Suite 1000 Anchorage, Alaska                 99503
   -----------------------------------------------------            --------
         (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (907) 868-5600


                                      NONE
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

     On November 18, 2004, the Company announced that it intends, subject to market and other customary conditions, to sell $70 million in aggregate principal amount of additional senior notes due 2014 in a private placement. A copy of the press release is attached as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

     (a) Financial statements of businesses acquired: Not Applicable

     (b) Pro forma financial information: Not Applicable

     (c) Exhibit:

         99.1 Press release dated November 18, 2004

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GCI, INC.
                                          ---------------------------
                                                  (Registrant)

Date: November 19, 2004


                                          By /s/
                                             -----------------------------------
                                          Name:  John M. Lowber
                                          Title: Secretary, Treasurer and
                                                 Director
                                                 (Principal Financial and
                                                 Accounting Officer)

                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   --------------------------------------------------------
99.1          Press release dated November 18, 2004.